EXHIBIT 2

                             JOINT FILING AGREEMENT

      The undersigned hereby agree that the Statement on Schedule 13G, dated April 24, 2000, (the "Schedule 13G"), with respect to the common stock, par value $.01 per shares, of TII Industries, Inc., is, and any amendments thereto executed by each of us shall be, filed on behalf of each of us pursuant to and in accordance wit the provisions of Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, and that this Agreement shall be included as an Exhibit to the Schedule 13G and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 24th day of April, 2000.


                        /s/ Jerry Bloomberg
                        ------------------------
                        JERRY BLOOMBERG


                        /s/ Sondra Bloomberg
                        -------------------------
                        SONDRA BLOOMBERG


                        /s/ Michael Bloomberg
                        -------------------------
                        MICHAEL BLOOMBERG


                        /s/ Lee Bloomberg
                        --------------------------
                        LEE BLOOMBERG


                        /s/ Ronald Bloomberg
                        --------------------------
                        RONALD BLOOMBERG


                        JERRY BLOOMBERG AND SONDRA BLOOMBERG
                        FAMILY FOUNDATION

                        /s/ Jerry Bloomberg
                        -------------------------
                        BY: Jerry Bloomberg, President

                        J & S BLOOMBERG ASSOCIATES, L.P.

                        /s/ Jerry Bloomberg
                        -------------------------
                        BY: Jerry Bloomberg, General Partner


                        KENJER INDUSTRIES, INC.

                        /s/ Jerry Bloomberg
                        --------------------------
                        BY: Jerry Bloomberg, President


                        ROMAC ELECTRONICS PROFIT SHARING PLAN

                        /s/ Jerry Bloomberg
                        --------------------------
                        BY: Jerry Bloomberg, Trustee


                        NIGHT VISION, INC.

                        /s/ Jerry Bloomberg
                        --------------------------
                        BY: Jerry Bloomberg, President.